UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                _________________


                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934






       Date of Report (Date of earliest event reported) 22 October 1998
                                                       ----------------




                                        Air Products and Chemicals, Inc.
                                --------------------------------------------------
                                (Exact name of registrant as specified in charter)


                Delaware                                     1-4534                         23-1274455
   ----------------------------------------------     ------------------------     ---------------------------
   (State of other jurisdiction of incorporation)     (Commission file number)     (IRS Identification number)


   7201 Hamilton Boulevard, Allentown, Pennsylvania                                         18195-1501
   ------------------------------------------------                                         ----------
       (Address of principal executive offices)                                             (Zip Code)


Registrant's telephone number, including area code  (610) 481-4911
                                                    ---------------

           Item 5.  Other Events.
           -------  -------------

                The Registrant reported record income from operations of $128 million, or diluted earnings per share of 59 cents, for the fourth quarter ended september 30, 1998. This compares to last year's $107 million, or 48 cents per share, a per-share increase of 23 percent. Sales of $1.3 Billion were up 3 percent versus $1.2 Billion last year.

                In reviewing the quarter, Air Products Chairman H. A.Wagner said, "We are very pleased with our outstanding fourth quarter performance, which caps our second strong year in a row. Each of our business segments reported higher profits."

                Industrial gas sales increased 5 percent while operating income rose 11 percent. European merchant volume were solid, while U.S. volume growth remained modest. Tonnage HYCO volumes in the U.S. reflected reduced spot business and lower customer takes. In Europe, tonnage volumes were higher from demand on new facilities serving the chemical process industries. The worldwide gases operating margin improved against prior year and last quarter, as lower costs and productivity gains in both the merchant and tonnage business more than offset a decline in merchant gas pricing. Gas equity affiliate income was higher due to tax benefits in Italy.

                Air Products' chemicals business continued to perform well in the quarter, overcoming the impact of weaker Asian export markets. Sales were up modestly, while operating income increased 34 percent, driven by fewer plant turnarounds, volume gains, and continued productivity.

                Equipment and Services completed an outstanding year, with operating income up due to favorable cost performance.

                Corporate and Other segment results reflect the absence of profits from the Company's divested American Ref-Fuel joint venture.

                 For fiscal 1998, Air Products reported record income from operations of $489 million, or $2.22 per share, versus $429 million, or $1.91 per share, for the same period last year, an increase of 16 percent. These results exclude after-tax gains in the current year of $58 million, or 26 cents per share, on the sale of our 50 percent interest in American Ref-Fuel Company, a related power restructuring, and a contract settlement on a cogeneration project. Sales of $4.9 billion, also a record, were up 6 percent over the prior year.

                Commenting on the year, Mr. Wagner said, "1998 was an excellent year for Air Products. We set records in financial measures that matter -- sales, net income, earnings per share, return on equity, and cash flow. Excluding one-time gains, our 16 percent growth in earnings per share, and 18.6 percent return on equity, exceeded our long-term goals of 12 percent and 15 percent, respectively. Equally important, our operating return on net assets improved from 11.1 percent to 12.3 percent for the year. Plans we set in motion over the last few years are hitting their stride, and our results reflect it.

                Wagner concluded, "We enter 1999 more resilient than most to changes in the economic environment, but certainly not immune. Though we expect continued profitable growth next year, moderating growth in the U.S. economy, the situation in Asia, and a slowing in our equipment business will make it difficult to meet our trendline target of 12 percent earnings growth. While we obviously cannot control changes in world economies, we will take the necessary steps to make certain we control those things we can. Through the right balance of top-line growth, sustainable cost control, and asset management activities, Air Products remains well positioned to meet our long-term financial objectives."

           NOTE: The forward-looking statements contained in this document are based on current expectations regarding important risk factors. Actual results may differ materially from those expressed. Important risk factors and uncertainties include the impact of worldwide economic growth, pricing of both the Company's products and raw materials such as electricity, and other factors resulting from fluctuations in interest rates and foreign currencies, the impact of competitive products and pricing, continued success of work process programs, and the impact of tax and other legislation and other regulations in the jurisdictions in which the Company and its affiliates operate.


               Financial tables follow:

                   AIR PRODUCTS AND CHEMICALS, INC.
           SUMMARY OF CONSOLIDATED FINANCIAL INFORMATION
                            (Unaudited)


(In millions, except earnings per share)
-------------------------------------------------------------------------------
                    Three Months Ended              Twelve Months Ended
                       30 September                    30 September
                     1998      1997                  1998        1997
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales              $1,250.3      $1,213.5          $4,919.0         $4,637.8

Net Income         $  127.7      $  107.4          $  546.8(c)      $  429.3

Basic Earnings
Per Share (a)(b)   $    .60      $    .49          $   2.54(c)      $   1.95

Diluted Earnings
Per Share (a)(b)   $    .59      $    .48          $   2.48(c)      $   1.91

--------------------------------------------------------------------------------

(a) Effective 31 December 1997, the Company adopted Statement of Financial Accounting Standard (SFAS) No. 128, "Earnings Per Share."

(b) The earnings per share amounts for the prior year have been restated to reflect a two-for-one stock split during the third quarter of fiscal 1998.

(c) Includes an after-tax gain of $35.1 million, or $.16 per share from the sale of the Company's 50% interest in American Ref-Fuel Company, an after-tax gain of $15.4 million, or $.07 per share from the settlement of a power contract restructuring and a gain of $7.6 million, or $.03 per share from a cogeneration project contract settlement.

               AIR PRODUCTS AND CHEMICALS, INC. AND SUBSIDIARIES

                              CONSOLIDATED INCOME
                                   (Unaudited)


(In millions, except per share)
---------------------------------------------------------------------------
                            Three Months Ended       Twelve Months Ended
                               30 September            30 September
                               1998    1997            1998      1997
---------------------------------------------------------------------------
SALES AND OTHER INCOME
Sales                       $1,250.3 $1,213.5        $4,919.0  $4,637.8
Other income                     5.6      3.7            14.8      24.2
---------------------------------------------------------------------------
                             1,255.9  1,217.2         4,933.8   4,662.0
---------------------------------------------------------------------------

COSTS AND EXPENSES
Cost of sales                  725.2    729.2         2,856.5   2,771.6
Selling, distribution and
 administrative                285.7    278.3         1,120.3   1,051.3
Research and development        30.0     30.6           112.0     113.7
---------------------------------------------------------------------------

OPERATING INCOME               215.0    179.1           845.0     725.4
Income from equity affiliates,
 net of related expenses        13.4     16.8            38.0      66.3
Gain on Ref-Fuel Sale
 and Contract Settlements         --       --           103.5        --
Interest expense                41.6     39.5           162.8     161.3
----------------------------------------------------------------------------

INCOME BEFORE TAXES            186.8    156.4           823.7     630.4
Income taxes                    59.1     49.0           276.9     201.1
----------------------------------------------------------------------------

NET INCOME                  $  127.7  $ 107.4        $  546.8  $  429.3
----------------------------------------------------------------------------

BASIC EARNINGS PER
COMMON SHARE                $    .60  $   .49        $   2.54  $   1.95
----------------------------------------------------------------------------

DILUTED EARNINGS PER
COMMON SHARE*               $    .59  $   .48        $   2.48  $   1.91
----------------------------------------------------------------------------

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES (in millions)    212.7    219.8           215.5     220.0
----------------------------------------------------------------------------

WEIGHTED AVERAGE NUMBER OF
COMMON AND COMMON EQUIVALENT
SHARES (in millions)           216.6    225.1           220.1     224.9
----------------------------------------------------------------------------

DIVIDENDS DECLARED PER
 COMMON SHARE - Cash        $    .17  $   .15        $    .64  $   .575
---------------------------------------------------------------------------

* Diluted earnings per common share is due mainly to the impact of unexercised stock options.

               AIR PRODUCTS AND CHEMICALS, INC. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                                  (Unaudited)

(In millions, except per share)
-----------------------------------------------------------------------
                                               30 Sept.      30 Sept.
                ASSETS                           1998          1997
-----------------------------------------------------------------------
CURRENT ASSETS
Cash and cash items                             $   61.5     $   52.5
Trade receivables, less allowances for
 doubtful accounts                                 881.1        879.6
Inventories                                        428.6        386.5
Contracts in progress, less progress billings       94.0        121.3
Other current assets                               176.5        184.4
-----------------------------------------------------------------------
TOTAL CURRENT ASSETS                             1,641.7      1,624.3
-----------------------------------------------------------------------

INVESTMENTS                                        380.4        576.8

PLANT AND EQUIPMENT, at cost                     9,489.5      8,727.3
 Less - Accumulated depreciation                 4,703.4      4,286.1
-----------------------------------------------------------------------
PLANT AND EQUIPMENT, net                         4,786.1      4,441.2
-----------------------------------------------------------------------

GOODWILL                                           324.9        248.6
OTHER NONCURRENT ASSETS                            364.1        353.2
-----------------------------------------------------------------------
TOTAL ASSETS                                    $7,497.2     $7,244.1
=======================================================================

    LIABILITIES AND SHAREHOLDERS' EQUITY
-----------------------------------------------------------------------

CURRENT LIABILITIES
Payables, trade and other                       $  478.7   $    616.6
Accrued liabilities                                333.2        315.7
Accrued income taxes                                30.9         15.9
Short-term borrowings                              270.1        100.9
Current portion of long-term debt                  128.1         75.5
-----------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                        1,241.0      1,124.6
-----------------------------------------------------------------------

LONG-TERM DEBT                                   2,299.3      2,291.7
DEFERRED INCOME & OTHER NONCURRENT LIABILITIES     563.7        449.7
DEFERRED INCOME TAXES                              711.6        730.0
-----------------------------------------------------------------------
TOTAL LIABILITIES                                4,815.6      4,596.0
-----------------------------------------------------------------------

SHAREHOLDERS' EQUITY
Common stock, par value $1 per share               249.4        124.7
Capital in excess of par value                     329.2        453.0
Retained earnings                                3,400.0      2,990.2
Unrealized gain on investments                       5.0          6.9
Cumulative translation adjustments                (222.2)      (186.1)
Treasury Stock, at cost                           (657.0)      (297.3)
Shares in trust                                   (422.8)      (443.3)
-----------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                       2,681.6      2,648.1
-----------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $7,497.2     $7,244.1
=======================================================================

               AIR PRODUCTS AND CHEMICALS, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

In December 1997, the Company sold its 50% interest in American Ref-Fuel Company, its former waste-to-energy joint venture with Browning-Ferris Industries, Inc. (BFI), to Duke Energy Power Services and United American Energy Corporation. This transaction provided for the sale of Air Products' interest in American Ref-Fuel's five waste-to-energy facilities for $237 million, and the assumption of various parental support agreements by Duke Energy Capital Corporation, the parent company of Duke Energy Power Services. The income statement for the twelve months ended 30 September 1998 includes a gain of $62.6 million from this sale, ($35.1 million after-tax or $.16 per share). Fiscal 1997 results included equity affiliates' income related to American Ref-Fuel of $21.4 million before taxes of which $2.3, $.8, $9.6 and $8.7 million was included in the first through fourth quarters respectively.

Air Products retained a limited partnership interest in an American Ref-Fuel project that was undergoing a power contract restructuring. The restructuring was completed in June 1998. The twelve months ending 30 September 1998 includes a gain, net of transaction costs, of $28.3 million ($15.4 million after-tax or $.07 per share).

The results for the twelve months ended 30 September 1998 also include a gain of $12.6 million from a cogeneration project contract settlement ($7.6 million after-tax or $.03 per share).

On 6 May 1998, the Company's Board of Directors approved a two-for-one stock split. The additional shares were issued on 15 June 1998, to shareholders of record on 15 May 1998. The earnings per share and shares outstanding amounts for the prior year have been restated to reflect the stock split.

The Company completed the sale of the landfill gas recovery business, GSF Energy Inc., during the three months ended 31 December 1996. A gain of $9.5 million ($5.9 million after-tax, or $.03 per share) was recorded.

During the three months ended 31 December 1996, an impairment loss of $9.3 million ($6.0 million after-tax, or $.03 per share) was recorded in the chemicals segment. The write-down was related to production assets in the performance chemicals division and the related goodwill.

                AIR PRODUCTS AND CHEMICALS, INC. AND SUBSIDIARIES

                          SUMMARY BY BUSINESS SEGMENTS
                                  (Unaudited)


(In millions)
--------------------------------------------------------------------------
                         Three Months Ended       Twelve Months Ended
                            30 September             30 September
                            1998      1997         1998      1997
--------------------------------------------------------------------------
Sales:
   Industrial Gases     $  739.3   $  703.6     $2,907.5   $2,673.9
   Chemicals               386.3      377.1      1,539.2    1,448.1
   Equipment/Services      124.7      132.8        472.3      514.6
   Corporate/Other            --         --           --        1.2
--------------------------------------------------------------------------
      CONSOLIDATED      $1,250.3   $1,213.5     $4,919.0   $4,637.8
--------------------------------------------------------------------------

Operating Income:
   Industrial Gases     $  145.5   $  130.8     $  573.1   $  515.2
   Chemicals                62.3       46.6        253.7      204.2 (b)
   Equipment/Services       22.7       13.4         73.1       37.5
   Corporate/Other         (15.5)     (11.7)       (54.9)     (31.5)(c)
--------------------------------------------------------------------------
      CONSOLIDATED      $  215.0    $  179.1    $  845.0   $  725.4
--------------------------------------------------------------------------

Equity Affiliates' Income:
   Industrial Gases       $  9.0(a)  $  4.5     $  17.3(a) $  28.5
   Chemicals                 0.1         --         0.6        0.4
   Equipment/Services        4.5        3.7        17.7       13.9
   Corporate/Other          (0.2)       8.6         2.4       23.5 (d)
--------------------------------------------------------------------------
      CONSOLIDATED        $ 13.4     $ 16.8     $  38.0    $  66.3
--------------------------------------------------------------------------

(a) Equity affiliates' income for the three and twelve month periods ended 30 September 1998 includes $4.1 million in tax benefits in a European venture.

(b) Operating income for the twelve month period ended 30 September 1997 includes a $9.3 million impairment loss.

(c) Operating income for the twelve month period ended 30 September 1997 includes a pre-tax gain of $9.5 million on the sale of the landfill gas recovery business, and a pre-tax gain of $7.3 million on the sale of 19% of a cost based investment.

(d) Equity affiliates' income for the twelve month period ended 30 September 1997 includes a pre-tax charge of $4.8 million from the refinancing of a joint venture bond offering.

               AIR PRODUCTS AND CHEMICALS, INC. AND SUBSIDIARIES

                         SUMMARY BY GEOGRAPHIC REGIONS
                                  (Unaudited)


(In millions)
--------------------------------------------------------------------------
                          Three Months Ended     Twelve Months Ended
                             30 September            30 September
                            1998      1997          1998      1997
--------------------------------------------------------------------------
Sales:
   United States         $  836.7  $  861.8       $3,381.5   $3,269.7
   Europe                   346.8     298.7        1,293.3    1,178.3
   Canada/Latin America      57.6      48.1          216.6      171.7
   Other                      9.2       4.9           27.6       18.1
--------------------------------------------------------------------------
      CONSOLIDATED       $1,250.3  $1,213.5       $4,919.0   $4,637.8
--------------------------------------------------------------------------

Operating Income:
   United States         $  149.5  $  126.9       $  635.4   $  554.3(b)
   Europe                    57.2      46.0          192.8      150.8(c)
   Canada/Latin America       8.7       6.4           19.9       20.9
   Other                     (0.4)     (0.2)          (3.1)      (0.6)
--------------------------------------------------------------------------
      CONSOLIDATED       $  215.0  $  179.1       $  845.0   $  725.4
--------------------------------------------------------------------------

Equity Affiliates' Income:
   United States         $    3.8  $   12.3       $   19.0   $   36.5
   Europe                     7.4(a)    2.6           15.0(a)    13.9
   Canada/Latin America       2.6       3.3           11.2       11.2
   Other                     (0.4)     (1.4)          (7.2)       4.7
--------------------------------------------------------------------------
      CONSOLIDATED       $   13.4  $   16.8       $   38.0   $   66.3
--------------------------------------------------------------------------

(a) For the three and twelve months ended 30 September 1998, equity affiliates' income of Europe includes $4.1 million in tax benefits.

(b) For the twelve months ended 30 September 1997, operating income of the United States includes a gain of $9.5 million from the sale of the landfill gas recovery business.

(c) For the twelve months ended 30 September 1997, operating income of Europe includes an impairment loss of $9.3 million.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       Air Products and Chemicals, Inc.
                                     ------------------------------------
                                       (Registrant)




Dated: 22 October 1998                By:   /s/ Leo J. Daley
                                        --------------------------------
                                          Leo J. Daley
                                          Vice President - Finance
                                          (Chief Financial Officer)